UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium India Acquisition Company Inc.
(Exact name of registrant as specified in charter)

330 East 38th Street, Suite 40H, New York, NY 10016
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788
(Name and address of agent for service)

Registrant's telephone number, including area code: 917 640-2151

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium India Acquisition Company Inc.

Annual Report

December 31, 2010

Dear Shareholder:

Given the uncertain macroeconomic climate, this year too has been challenging for businesses and consumers around the world. Global economic growth sputtered, with developed countries facing structural headwinds. In the US and Europe, unemployment remaining stubbornly high and significant levels of deficits – including the possibility of a sovereign debt crisis emanating from Europe – leads to uncertainty and investors largely remaining cautious.  Much of the growth for the global economy in 2010 came from Asia – particularly China and India.

The Indian economy demonstrated respectable GDP growth of over 7% in 2010. Business and consumer activity picked up compared to last year, leading to strong domestic demand. The stability of  India’s highly regulated banking system was an important factor as well. In the first half of the year markets grew, especially as foreign institutional investors invested into India in search of growth opportunities. Later in the year, discouraging events particularly around European sovereign debt and continued weak economic data affected investor sentiment, and markets around the world corrected. Given the uncertain macroeconomic climate and events shaping the year, retail investors in India, like in the United States, waited mainly on the sidelines.

Despite this, SMC had some notable achievements this year. SMC continued with the overall growth strategy, making planned investments into the business, by strengthening its retail footprint across India, and building new verticals in insurance distribution, wealth management and online trading. Reflecting this growth and better sentiment in India, revenues in FY10 grew over 70% compared with the previous fiscal year. SMC has built one of the largest retail financial services platforms in India, with over 2,100 locations in 425 cities in India. Testifying to the quality, strength and scale of the SMC franchise, we are pleased to note that in November 2010, SMC received two prestigious awards in India. Bombay Stock Exchange and Dun & Bradstreet awarded SMC as India’s “Best Equity Broking House 2010” and “Broking House with the Largest Distribution Network 2010.”  Today, SMC has become a reliable and trustworthy financial brand in India, providing diverse financial products and services to over 650,000 customers.

We believe India remains an attractive investment destination:

•

Large base: over 1.2 billion people, with more than half the population under 25 years of age.

•

Strong domestic demand: over 80% of India’s GDP is driven off domestic consumption, with exports to countries like the United States comprising only a small portion of GDP (versus countries like China).

•

Solid fundamentals: highly regulated banking system and high domestic savings rates, are also factored with major economists projecting GDP growth of over 8% for the next few years.

Millennium India Acquisition Company Inc.
PORTFOLIO OF INVESTMENTS
December 31, 2010

Security	Shares	Fair Value
PRIVATE PLACEMENT - 102.45%
SMC Global Securities Ltd. (a)*
(Cost $46,684,823)	1,586,738	$ 25,471,289

SHORT-TERM INVESTMENTS - 2.34%
Goldman Sachs Prime Obligation Fund, 0.00%+
(Cost $582,302)	582,302	582,302

TOTAL INVESTMENTS (Cost $47,267,125) (b) - 104.79%		26,053,591
Liabilities less other assets - (4.79)%		(1,192,394)
NET ASSETS - 100.00%		$ 24,861,197

*Non-income producing security.
+Variable rate security. Rate shown is as of December 31, 2010.
(a) Security restricted as to resale.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value and net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:		$ -
Unrealized depreciation:		(21,213,534)
Net unrealized depreciation:		$ (21,213,534)

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at cost	$ 47,267,125
Investments in securities, at fair value	$ 25,471,289
Short-term investments	582,302
Interest receivable	5
Total Assets	26,053,596

Liabilities:
Deferred officer fees	650,000
Accrued expenses and other liabilities	542,399
Total Liabilities	1,192,399

Net Assets	$ 24,861,197

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, 0 shares issued	$ -

Net Assets:
Common Stock; par value $0.0001 per share, 45,000,000 shares authorized,
8,219,875 issued and outstanding	822
Paid-in capital	51,057,989
Undistributed net investment loss	(4,982,291)
Accumulated net realized loss on investments	(1,789)
Net unrealized depreciation on investments	(21,213,534)
Net Assets	$ 24,861,197

Net Asset Value Per Share:
Net Assets	$ 24,861,197
Basic and diluted shares of common stock outstanding	8,219,875
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$ 3.02

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Interest income	$ 40
Total Investment Income	40

Operating Expenses:
Officer fees (see Note 3)	500,000
Administration fees	46,825
Insurance expense	27,545
Audit fees	16,000
Legal fees	14,229
Transfer agent and listing fees	11,452
Directors' fees	5,751
Other expenses:
Franchise Tax (Del.)	74,711
Business Travel	67,781
Rent and Office	44,550
Out of Pocket	22,016
Miscellaneous expenses	35,338
Total Operating Expenses	866,198
Net Operating Expenses	866,198

Net Investment Loss	(866,158)

Unrealized Loss on Investments:
Net change in unrealized depreciation from investments	(8,182,010)

Net Unrealized Loss on Investments	(8,182,010)

Net Decrease in Net Assets Resulting From Operations	$ (9,048,168)

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Operations:
Net investment loss	$ (866,158)	$ (907,158)
Net realized loss on foreign currency	-	(1,789)
Net change in unrealized appreciation (depreciation) on investments	(8,182,010)	6,613,264

Net increase (decrease) in net assets resulting from operations	(9,048,168)	5,704,317

Common Stock Transactions:
Contributed capital - officer fees (see Note 3)	(150,000)	150,000
Net increase (decrease) in net assets from common stock transactions	(150,000)	150,000

Total Increase (Decrease) in Net Assets	(9,198,168)	5,854,317

Net Assets:
Beginning of year	34,059,365	28,205,048
End of year*	$ 24,861,197	$ 34,059,365

* Includes accumulated net investment loss	$ (866,158)	$ (907,158)

Share Transactions:
Reclassification of common stock to permanent equity	-	-
Shares redeeemed	-	-
Increase (decrease)	-	-

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF CASH FLOWS
December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$ (9,048,168)
Unrealized decrease in fair market value of investments	8,182,010
Write-off of assets	11,905
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Proceeds from sale of short-term investment securities	962,342
Purchase of short-term investment securities	(582,302)
Deferred officer fees	500,000
Decrease in interest and dividends receivable	59
Increase in accrued expenses and other liabilities	(25,846)
Net cash provided by operating activities	-

CASH:
Beginning balance	-
Ending balance	$ -

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Common Stock Outstanding Throughout Each Period

		For the Year	For the Year	For the Year	For the Period
		Ended	Ended	Ended	Ended
		December 31,	December 31,	December 31,	December 31,
		2010	2009	2008	2007 (1)
Net Asset Value, Beginning of Year		$ 4.14	$ 3.43	$ 5.53	$ 5.53
Income (Loss) from Investment Operations:
	Net investment loss (2)	(0.11)	(0.11)	(0.18)	-
	Net realized and unrealized gain (loss) (2)	(1.01)	0.82	(1.92)	-
	Total from investment operations	(1.12)	0.71	(2.10)	-

Net Asset Value, End of Year		$ 3.02	$ 4.14	$ 3.43	$ 5.53

Market Value, End of Year		$ 2.55	$ 1.51	$ 1.21	$ 7.89

Total Return *		68.87%	24.79%	(84.66)%	(0.51)%
Ratios and Supplemental Data:
	Net assets, end of year (000s)	$ 24,861	$ 34,059	$ 28,205	$ 42,135
	Ratio of operating expenses to
	average net assets (5)	2.71%	3.21%	6.55%	17.27%	(3)
	Ratio of net investment income (loss) to
	average net assets (5)	(2.71)%	(3.18)%	(5.15)%	0.00%	(3)
	Portfolio Turnover Rate	0%	0%	0%	0%	(4)

(1)	Millennium India Acquisition Company Inc. commenced operations as an investment company under the Investment Company Act of 1940
	on December 20, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized.
(5)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

*Change in market value assumes reinvestment of all dividends and distributions, if any.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Company shares.  Performance shown is based on market value.

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

December 31, 2010

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).  In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders.  For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949.  As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”).   In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman, & Co., a leading New Delhi based financial media and investment firm investing in SMC Group.  In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited ("SAM") and SMC Global Securities Limited ("SMC") was finalized.  In June 2009, MIAC’s interest was increased to 15.14% with the shares of SAM and SMC (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global Securities LTD.   As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

     The following is a summary of significant accounting policies consistently followed by the Company:

(a)

Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board of Directors pursuant to procedures approved by our Board of Directors. The Board of Directors has delegated the oversight of the implementation of the valuation procedures to its Valuation Committee, and delegated to the Company’s officers the responsibility for valuing the Company’s assets and calculating the Company’s net asset value in accordance with the valuation procedures. Management has formed a Pricing Committee to discharge certain of its responsibilities with respect to valuation. As part of its duties, management’s Pricing Committee must: (i) present to the Valuation Committee, quarterly, a report of the Pricing Committee’s activities in the previous quarter; (ii) respond to requests from the Board and the Valuation Committee; and (iii) participate in an annual review of these procedures and provide advice and recommendations in light of its experience in administering these procedures, information on evolving industry practices and any developments in applicable laws or regulations.  Except, as otherwise specifically provided in the valuation procedures, the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global Securities LTD, at fair value as determined in good faith in accordance with the valuation procedures. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company primarily holds SMC Global Securities LTD, which is listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. Its valuation methodology includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formula produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of the issuer; (9) general information concerning the issuer’s business including, without limitation, material developments in product development, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of the issuer; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) the cost of the security at the date of purchase; (19) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time;

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2010

(20) changes in interest rates; (21) observations from financial institutions; (22) government (U.S. or non-U.S.) actions or pronouncements; (23) other news events; (24) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (25) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all other securities held by the Company, other than the shares of SMC Global Securities LTD, if applicable, when market quotations or other information used in valuing such securities is not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

 The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at December 31, 2010.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2010 for the Company’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Private Placement	-	-	$ 25,471,289	$ 25,471,289
Short-Term Investments	-	$ 582,302	-	582,302
Total	-	$ 582,302	$ 25,471,289	$ 26,053,591

In valuing its investment in SMC Global Securities LTD, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue and earnings multiples of comparable companies as well as transactions with respect to similar securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Placement	Total
Beginning balance	$ 33,653,299	$ 33,653,299
Total realized gain (loss)	-	-
Change in unrealized depreciation	(8,182,010)	(8,182,010)
Net reduction of cost basis	-	-
Proceeds from sales	-	-
Accrued interest	-	-
Net transfers in/out of Level 3	-	-
Ending balance	$ 25,471,289	$ 25,471,289

The total change in unrealized depreciation included in the statement of operations attributable to Level 3 investments still held at December 31, 2010 includes:

$ (21,213,534)	$ (21,213,534)

(b)

Foreign Currency Translation- The books and records of the Company are maintained in U.S. Dollars.  Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c)

Use of Estimates- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgements are reflected in management’s valuation of its interests in SMC Group.  Because of the uncertainty in such estimates, actual results may differ from these estimates.

(d)

Income Taxes- Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2010

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions during the year ended December 31, 2010 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken.  The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(e)

Security Transactions and Other Income - Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2.

OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006) the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 3).  Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 6).  During the year ended December 31, 2010, the warrants were not exercisable after July 18, 2010 and expired worthless causing the units to expire as well.

The Company also sold to the Representative for an aggregate of $100, an option (the “Underwriter’s Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 6).

3.

ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Administrative Fees

(a) There is a fee payable to the Officers of the Company annually.  For 2009, the Company has paid $175,000 each to Suhel Kanuga and F. Jacob Cherian.  In consultation with the Board in January 2009, Messrs. Cherian and Kanuga voluntarily elected to defer 30% of the Board approved compensation of $250,000 for 2009.  For 2010, both Messrs. Cherian and Kanuga voluntarily elected to defer 100% of the Board approved compensation of $250,000 each.  Amounts deferred in 2010 have been included in the statement of operations.  As of December 31, 2010, current total amount deferred is $325,000 for each Officer.

(b) Gemini Fund Services (“GFS”) provides administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company, for which it receives a minimum annual fee.  Prior to March 2009, fees were billed at $5,625 per month for fund administration and fund accounting combined.  Starting March 2009 fees are billed at $3,000 per month for fund administration and $1,333 for fund accounting.  The fund accounting fees plus 10% interest compounded monthly will be deferred until there is a subsequent public offering.  Currently, the Company has deferred $32,290 through December 31, 2010; $18,330 was accrued for the year ended December 31, 2010.  The Company also pays GFS for out of pocket expenses.

In addition, certain affiliates of GFS provide ancillary services to the Company as follows:

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Company on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended December 31, 2010, the Company paid GemCom $7,278 for EDGAR and printing services performed.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representatives in the Offering. In accordance with the terms of the Underwriting Agreement, the Company engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company paid the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2010

4.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Company was as follows:

Company	Purchases	Sales
Millennium India Acquisition Company Inc.	$ -	$ -

5.     INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  An investment company may invest in restricted securities that are consistent with the company’s investment objective and investment strategies.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2010, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Global Securities LTD.	1/21/2008	1,586,738	$46,684,823	$25,471,289	102.45%

6.   WARRANTS AND OPTION TO PURCHASE COMMON STOCK

The following table presents warrants outstanding:

	December 31, 2010	December 31, 2009
Public Warrants	-	7,250,000
Private Warrants	-	2,250,000
Totals	-	9,500,000

On July 18, 2010 the warrants were not exercisable and expired worthless.

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period commencing on July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.  During the year ended December 31, 2010, the warrants were not exercisable after July 18, 2010 and expired worthless.

Private Warrants

On June 30, 2006, the Company sold to certain Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”) for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination.  During the year ended December 31, 2010, the warrants were not exercisable after July 18, 2010 and expired worthless.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2010

Underwriter Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit, which are excluded from the warrants table above.  The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.  The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.  During the year ended December 31, 2010, the warrants were not exercisable after July 18, 2010 and expired worthless.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

7.   INCOME TAXES

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

	December 31, 2010	December 31, 2009
Deferred Tax Assets Net Operating Loss Carry forward	$8,348,211	$5,182,095
Total Deferred Tax Asset	8,348,211	5,182,095
Less: Valuation Allowance	(8,348,211)	(5,182,095)
Net Deferred Taxes	$-	$-

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

December 31, 2010

The difference between the provision for income taxes and the amounts computed by applying the federal statutory income taxes to the income before tax are explained below:

December 31, 2010
Tax at Federal Statutory Rate	(35.0)%
Other	0.2
Change in Valuation Allowance	34.8
Provision for Taxes	(0.0)%

The provision for income taxes consists of the following:

December 31, 2010
Current Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	$-

Deferred Federal	$-
State and Local	-
Total Deferred Tax Expense (Benefit)	$-

Total Tax Expense (Benefit)	$-

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.  There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2010.  The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position.  The Company’s tax positions for 2007 to 2010 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Millennium India Acquisition Company Inc.

We have audited the accompanying statement of assets and liabilities and the related portfolio of investments of Millennium India Acquisition Company, Inc. (the “Company”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for the years ended December 31, 2010 and 2009, and the financial highlights for the years ended December 31, 2010, 2009, 2008, and the eleven days ended December 31, 2007. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Millennium India Acquisition Company Inc. as of December 31, 2010, and its results of operations and cash flows for the year then ended, and the change in its net assets for the years ended December 31, 2010 and 2009, and the financial highlights for the years ended December 31, 2010,  2009, 2008, and or the eleven days ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Jericho, New York

February 28, 2011

Directors and Officers

Our business is managed under the direction of the Board of Directors. Subject to the provisions our Certificate of Incorporation, as amended (the “Certificate”), our By-laws, as amended (the “By-laws”) and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of our officers.

Our Directors and officers, their ages, the position they hold with us, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that each Director oversees and any other directorships held by each Director are listed in the tables immediately following. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

Independent Directors(a)

Name, Address and Age	Positions(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Gul Asrani(c) 72	Director	1 year term; served since inception.	Managing Director and Chairman, Kaymo Industries (manufacturing), since 1959; Partner, Kaymo Fasteners Co. (manufacturing and distribution), since 1996.	1	Director, Shree Laxmi Wollen Mills Estate Ltd.
Thomas Mathew(d) 68	Director	1 year term; served since Jan. 25, 2008.	Retired.	1	None.
C.P. Krishnan Nair(c) 88	Director	1 year term; served since inception.	Founder and Chairman, Leela Hotel Group, since 1957.	1	Leela Hotel Group

Interested Directors(a)

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Director-ships Held by Director
F. Jacob Cherian(e) 45	Chairman, Chief Executive Officer, Principal Executive Officer & Director	1 year term; served since inception.	Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.	1	Director, SMC, since 2008.
Suhel Kanuga(e) 36	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	1 year term; served since inception.	Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP; Director, SAM (2008-2009)	1	None

 (a)

“Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Directors” are those Directors who are “Interested Persons” of the fund.

(b)

The term “Fund Complex” as used herein references the fund and no other registered investment companies.

(c)

The Director has authorized the fund as agent in the United States to receive notice. The fund’s address is: c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

(d)

Mr. Mathew is the father-in-law of Mr. Cherian.

(e)

Messrs. Cherian and Kanuga are each an “interested person” of the fund due to their positions as officers of the fund.

Officers

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
F. Jacob Cherian 45	Chairman, Chief Executive Officer, Principal Executive Officer & Director	Indefinite Served since Inception

Director of the fund since inception; Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Suhel Kanuga 36	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	Indefinite Served since Inception	Director of the fund since inception; Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP; Director, SAM (2008-2009)

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (917) 640-2151.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 330 East 38th Street, Suite 40H, New York, NY 10016.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Mathew. Mr. Mathew is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,000 for 2010 and $20,000 for 2009.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2010 and $0 for 2009.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2010 and $0 for 2009.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2009.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Thomas Mathew (chairman), Lawrence Burstein and Gul Asrani.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant's proxy voting policies and procedures is filed as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Our officers, their ages, their term of office and length of time served, a description of their principal occupations during the past five years are listed in the table immediately following. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
F. Jacob Cherian 45	Chairman, Chief Executive Officer, Principal Executive Officer & Director	1 year term; served since Inception

Director of the fund since inception; Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Suhel Kanuga 36	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	1 year term; served since Inception	Director of the fund since inception; Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP; Director, SAM (2008-2009)

(a)(2)

Messrs. Cherian and Kanuga are not currently primarily responsible for the day-to-day management of the portfolio of any other account.  However, the employees and officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively.  The employees and officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant.  This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

(a)(3)

In consultation with the Board and as noted in the Board meeting held on February 25, 2010, Messrs. Cherian and Kanuga voluntarily elected to defer 100% of the Board approved compensation of $250,000 for 2010, until a liquidity event.

(a)(4)

For each officer, the following table discloses the dollar range of equity securities beneficially owned by the officer in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2010:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
F. Jacob Cherian*	Over $100,000	N/A
Suhel Kanuga*	Over $100,000	N/A

* Elected concurrently with approval of the acquisition of SMC Group.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

(b)  The proxy voting policies and procedures that is the subject of disclosure required by Item 7 is attached hereto as [  ].

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium India Acquisition Company Inc.

By (Signature and Title) /s/ F. Jacob Cherian

----------------------------------

F. Jacob Cherian, Principal Executive Officer

Date:

February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Suhel Kanuga

 -------------------------------------------

Suhel Kanuga, Principal Financial Officer

Date:

 February 28, 2011